
ALLMERICA SELECT                                        ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
A HIGHER STANDARD                                                      440 LINCOLN STREET, WORCESTER, MA 01653
VARIABLE ANNUITY APPLICATION                                                         [ALLMERICA SELECT REWARD]

--------------------------------------------------------------------------------------------------------------
1 MY INVESTMENT     HOW MUCH I WANT TO INVEST.
--------------------------------------------------------------------------------------------------------------
I am investing $________________ in Allmerica Select Reward.
(Minimum $1,000. Make check payable to Allmerica Financial.) If IRA, Roth, or SEP-IRA application, this payment is a (check one):
/ /Rollover/Conversion                 / /Trustee to Trustee Transfer
/ / Payment for Tax Year _________

--------------------------------------------------------------------------------------------------------------
2 WHERE      WHERE I WANT MY MONEY INVESTED.
--------------------------------------------------------------------------------------------------------------
Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages.
_____ % Select Emerging Mkts.     _____ % Select Gr. & Inc.
_____ % Select Int'l Equity       _____ % Fidelity VIP Eq. Inc.
_____ % T. Rowe Price Int'l       _____ % Fidelity VIP High Inc.
_____ % Select Aggr. Growth       _____ % Select Income
_____ % Select Capital Appr.      _____ % Allmerica Money Mkt.
_____ % Select Value Opp.         _____ % Fixed Account
_____ % Select Growth
_____ % Select Strategic Gr.
_____ % Fidelity VIP Growth
Guarantee Period Accounts (GPA) ($1,000 minimum per Account)
  GPAS ARE NOT AVAILABLE IN MARYLAND, OREGON, OR PENNSYLVANIA.
____ % 3 Year    ____ % 6 Year    ____ % 8 Year
____ % 5 Year    ____ % 7 Year    ____ % 9 Year   ____ % 10 Year
MODEL PORTFOLIOS
/ / Accumulator  / /Builder  / /Provider  / /Saver  / /Preserver
TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS WILL BE ALLOCATED
TO THIS SELECTION UNLESS CHANGED BY ME.

--------------------------------------------------------------------------------------------------------------
3  ACCOUNT REBALANCING
--------------------------------------------------------------------------------------------------------------
/ / I elect Automatic Account Rebalancing of the VARIABLE ACCOUNTS to the
allocations specified in Section 2.
      / /Monthly      / /Quarterly      / /Semi-Annually       / /Annually
AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT BE IN EFFECT
SIMULTANEOUSLY.

--------------------------------------------------------------------------------------------------------------
4  DOLLAR COST AVERAGING
--------------------------------------------------------------------------------------------------------------
Select ONE account from which to transfer money. Be sure you have allocated money to this account in Section 2.
Transfer $____________ ($100 Minimum)
FROM  / /Fixed Account  OR / /Select Income* OR / /Money Market*
(*This account cannot be selected in the allocation below.)
EVERY  / /Month       / /3 Mos.     / /6 Mos.      / /12 Mos.
INTO:
_____ % Select Emerging Mkts.    _____ % Select Strategic Gr.
_____ % Select Int'l Equity      _____ % Fidelity VIP Growth
_____ % T. Rowe Price Int'l      _____ % Select Gr. & Inc.
_____ % Select Aggr. Growth      _____ % Fidelity VIP Eq. Inc.
_____ % Select Capital Appr.     _____ % Fidelity VIP High Inc.
_____ % Select Value Opp.        _____ % Select Income
_____ % Select Growth            _____ % Allmerica Money Mkt.
                                   100 % TOTAL
--------------------------------------------------------------------------------------------------------------
5   THE OWNER      PLEASE PRINT CLEARLY
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
OWNER'S First Name                    Middle              Last

---------------------------------------------------------------------
Street Address

---------------------------------------------------------------------
City                                   State               Zip

---------------------------------------------------------------------
Owner's Social Security Number     Date of Birth/Trust     Sex

---------------------------------------------------------------------
Daytime Phone Number

---------------------------------------------------------------------
JOINT OWNER'S First Name              Middle              Last

---------------------------------------------------------------------
Joint Owner's Social Security Number  Date of Birth        Sex

--------------------------------------------------------------------------------------------------------------
6  THE ANNUITANT                      PLEASE PRINT CLEARLY
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
Annuitant's First Name                Middle              Last

-    -                          /    /        M   F
---------------------------------------------------------------------
Annuitant's Social Security Number    Date of Birth        Sex

---------------------------------------------------------------------
JOINT ANNUITANT'S First Name          Middle              Last

-    -                          /    /        M   F
---------------------------------------------------------------------
Joint Annuitant's Social Security Number   Date of Birth      Sex

--------------------------------------------------------------------------------------------------------------
7  BENEFICIARY             PLEASE PRINT CLEARLY
--------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------
If there are Joint Owners, the survivor is always Primary Beneficiary.

---------------------------------------------------------------------
Name of Primary Beneficiary                  Relationship to Owner

---------------------------------------------------------------------
Name of Contingent Beneficiary               Relationship to Owner

--------------------------------------------------------------------------------------------------------------
8  OPTIONAL RIDERS
--------------------------------------------------------------------------------------------------------------
I elect:  / /Enhanced Death Benefit - Option _____________________
          / /Guaranteed Principal Protection  / /10 Yr.  / /15 Yr.
          / /Minimum Guaranteed Annuity Payout / / 10 Yr.  / / 15 Yr.

--------------------------------------------------------------------------------------------------------------
9  REPLACEMENT
--------------------------------------------------------------------------------------------------------------
Will the proposed contract replace any existing annuity or life insurance
policy?  / /Yes     / /No

(If yes, list company name and policy number.)

---------------------------------------------------------------------

---------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
10  TYPE OF ACCOUNT TO BE ISSUED
--------------------------------------------------------------------------------------------------------------
(CHECK ONLY ONE.)
 / /Non-Qualified      / / Non-Qualified Deferred Comp.
 / /Regular IRA        / / Roth IRA  / / SEP-IRA*
 / /Pension/Profit Sharing (401(a))*
 / /Profit Sharing (401(k))*
 / /Tax-Sheltered Annuity Plan (Section 403(b))*
 / /Deferred Compensation Plan (Section 457)*
*Attach required additional forms. Existing Case # ______________

--------------------------------------------------------------------------------------------------------------
11  TELEPHONE AUTHORIZATION
--------------------------------------------------------------------------------------------------------------
You will automatically be able to transfer account values, change the allocation of future investments and obtain account values by telephone unless you check the box below.

 / /I DO NOT accept this Telephone authorization.

(Please see additional information in Section 13 below.)

--------------------------------------------------------------------------------------------------------------
12  REMARKS
--------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
NOTICE TO ARKANSAS/NEW JERSEY/OHIO RESIDENTS ONLY: "Any person who includes any false or misleading information on an application for an insurance policy/certificate is subject to criminal and civil penalties."

NOTICE TO COLORADO/KENTUCKY/MAINE/NEW MEXICO/PENNSYLVANIA RESIDENTS ONLY: "Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."

NOTICE TO FLORIDA RESIDENTS ONLY: "Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing a false, incomplete, or misleading information is guilty of a felony of the third degree."
-----------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
13  SIGNATURES

I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. I/WE UNDERSTAND THAT ALL PAYMENTS AND
VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED AS TO
DOLLAR AMOUNT; AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD
ACCOUNTS (WHERE GPAS ARE AVAILABLE) ARE SUBJECT TO A MARKET VALUE ADJUSTMENT
FORMULA, THE OPERATION OF WHICH MAY RESULT IN EITHER AN UPWARD OR DOWNWARD
ADJUSTMENT.

If I/we accepted the Telephone Authorization privilege in Section 11 above, I/we understand that Allmerica Financial Life Insurance and Annuity
Company is authorized to honor telephone requests by any person who can furnish proper identification to transfer account values among Allmerica Select investment options, change the allocation of my future investments and obtain account values. Neither the Company nor its affiliates and their collective directors, officers, employees and agents will be responsible for any claim arising from such action if the Company acted on instructions in good faith in reliance on this authorization.

/ /Please send me a Statement of Additional Information (SAI).


--------------------------------------------------------------------------------------------------------------
Signature of Owner                                          Signed at (City and State)               Date

--------------------------------------------------------------------------------------------------------------
Signature of Joint Owner                                    Signed at (City and State)               Date

--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
14   FOR REGISTERED REP USE ONLY
--------------------------------------------------------------------------------------------------------------
DOES THE CONTRACT APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE
POLICY(IES)? / /YES   / / NO If yes, attach replacement forms as required. As Registered
Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.


--------------------------------------------------------------------------------------------------------------
Signature of Registered Representative               Print Name of Registered Representative         Telephone


--------------------------------------------------------------------------------------------------------------
TR Code                    Social Security #                        Registered Rep #            E-Mail Address


--------------------------------------------------------------------------------------------------------------
Name of Broker/Dealer                                Branch #


--------------------------------------------------------------------------------------------------------------
Branch Office Street Address for Contract Delivery                          City              State      Zip



                       ALLMERICA SELECT o ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                                    440 LINCOLN STREET o WORCESTER, MA 01653


AS-563